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                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors and Officers of Foster Wheeler Corporation, a New York corporation, which may file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or such other Form as may be appropriate, for the registration under said Act of 250,000 additional shares of Common Stock, $1.00 par value, of said Corporation to be issued in connection with said Corporation's Directors' Stock Option Plan, does hereby make, constitute and appoint Richard J. Swift, David J. Roberts, Lisa Fries Gardner, and/or any of them, the true and lawful attorney-in-fact and agent for each of the undersigned, with full power to act as his or her true and lawful attorney-in-fact and agent for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement, and to file such Registration Statement, with all exhibits thereto, and any and all other documents in connection therewith, including all amendments and post-effective amendments thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, or any of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in connection with the filing of such Registration Statement and amendments as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue hereof.


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IN WITNESS WHEREOF, The undersigned have hereunto set their hands and seals this
28th day of January, 1997.


/S/ Richard J. Swift                                          /S/ David J. Roberts
-------------------------------------------                   --------------------------------------
Richard J. Swift                                              David J. Roberts
Chairman, President,Chief Executive Officer                   Vice Chairman, Chief Financial Officer
& Director                                                    & Director
(Principal Executive Officer)                                 (Principal Financial Officer)


/S/ George S. White                                           /S/ Eugene D. Atkinson
-------------------------------------------                   --------------------------------------
George S. White                                               Eugene D. Atkinson
Vice President & Controller                                   Director
(Principal Accounting Officer)


/S/ Louis E. Azzato                                           /S/ David J. Farris
-------------------------------------------                   --------------------------------------
Louis E. Azzato                                               David J. Farris
Director                                                      Director


/S/ E. James Ferland                                          /S/ Martha Clark Goss
-------------------------------------------                   --------------------------------------
E. James Ferland                                              Martha Clark Goss
Director                                                      Director


/S/ John A. Hinds                                             /S/ Constance J. Horner
-------------------------------------------                   --------------------------------------
John A. Hinds                                                 Constance J. Horner
Director                                                      Director


/S/ Joseph J. Melone                                          /S/ Frank E. Perkins
-------------------------------------------                   --------------------------------------
Joseph J. Melone                                              Frank E. Perkins
Director                                                      Director


/S/ Charles Y. C. Tse                                         /S/ Robert Van Buren
-------------------------------------------                   --------------------------------------
Charles Y. C. Tse                                             Robert Van Buren
Director                                                      Director


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